                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 24, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                      FIRST FEDERAL FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-28020                     31-1456058
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


415 Center Street, Ironton, Ohio                                       45638
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (740) 532-6845
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

      On December 24, 2002, First Federal Financial Bancorp, Inc. (the "Company") filed its annual report on Form 10-KSB for the period ended September 30, 2002 (the "Report"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST FEDERAL FINANCIAL BANCORP, INC.


                                    By: /s/ I. Vincent Rice
                                        --------------
                                        I. Vincent Rice
                                        President


      Date: December 24, 2002.